SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 30, 1996



                             RED HOT CONCEPTS, INC.
             (Exact name of registrant as specified in its charter)



      DELAWARE                  33-86166                        52-1887105
(State of Organization)     (Commission File No.)             (IRS Employer
                                                         Identification Number)



                       6701 Democracy Boulevard, Suite 300
                               Bethesda, MD 20817
                    (Address of principal executive offices)


                                 (301) 493-4553
              (Registrant's telephone number, including area code)

Item 9.   Sales of Equity Securities Pursuant to Regulation S.

          On December 30, 1996 the Company sold 1,000,000 shares of Common Stock to retail customers, including but not limited to, corporations, partnerships, investment companies and similar entities, pursuant to Regulation S. The total consideration received for such shares was $300,000. No underwriter or placement agent was used.

                                   SIGNATURES



          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Red Hot Concepts, Inc.



                                                  By:  /s/Norman J. Addallah
                                                       Norman J. Abdallah
                                                       President

                                                  Date:  January 6, 1997